Exhibit 99.1

4_02026021 Investor Presentation Fall 2020

Safe Harbor Notice Regarding Forward Looking Statements This presentation contains forward - looking statements about Codorus Valley Bancorp, Inc . that are intended to be covered by the safe harbor for forward - looking statements provided by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are not historical facts . These statements can be identified by the use of forward - looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” “anticipate” or similar terminology . Such forward - looking statements include, but are not limited to, discussions of strategy, financial projections and estimates and their underlying assumptions ; statements regarding plans, objectives, goals, expectations or consequences ; and statements about future performance, operations, products and services of Codorus Valley Bancorp, Inc . and its subsidiaries . Note that many factors, some of which are discussed elsewhere in this presentation could affect the future financial results of the Codorus Valley Bancorp, Inc . and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward - looking statements contained or incorporated by reference in this presentation . These factors include, but are not limited to, the following : • Operating, legal and regulatory risks ; • Credit risk, including an increase in nonperforming assets requiring loss provisions and the incurrence of carrying costs related to nonperforming assets ; • Interest rate fluctuations which could increase our cost of funds or decrease our yield on earning assets and therefore reduce our net interest income ; • Declines in the market value of investment securities considered to be other - than - temporary ; • Unavailability of capital when needed, or availability at less than favorable terms ; • Unauthorized disclosure of sensitive or confidential client or customer information, whether through a breach of our computer systems or otherwise, which may adversely affect the Codorus Valley Bancorp, Inc . 's operations, net income or reputation ; • Inability to achieve merger - related synergies, and difficulties in integrating the business and operations of acquired institutions ; • A prolonged economic downturn or excessive inflation ; • Political and competitive forces affecting banking, securities, asset management and credit services businesses ; • Occurrence of natural or man - made disasters or calamities, including health emergencies, the spread of infectious diseases, or pandemics ; • The effects of and changes in the rate of FDIC premiums, including special assessments ; • Future legislative or administrative changes to U . S . governmental capital programs ; • Future changes in federal or state tax laws or tax rates ; • Enacted financial reform legislation, e . g . , Dodd - Frank Wall Street Reform and Consumer Protection Act, may have a significant impact on Codorus Valley Bancorp, Inc . ’s business and results of operations ; and • The risk that management's analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful .

Safe Harbor Notice Regarding Forward Looking Statements (cont.) In addition to the foregoing, the effect of COVID - 19 and related events, including those described above and those not yet known or knowable, could have a negative effect on the Corporation's business prospects, financial condition and results of operations, as a result of quarantines ; market volatility ; market downturns ; changes in consumer behavior ; business closures ; deterioration in the credit quality of borrowers or the inability of borrowers to satisfy their obligations (and any related forbearances or restructurings that may be implemented) ; changes in the value of collateral securing outstanding loans ; changes in the value of the investment securities portfolio ; effects on key employees, including operational management personnel and those charged with preparing, monitoring and evaluating the Corporation's financial reporting and internal controls ; declines in the demand for loans and other banking services and products ; declines in demand resulting from adverse impacts of the disease on businesses deemed to be "non - essential" by governments ; and Financial Center or office closures and business interruptions . Additional factors that may affect forward - looking statements made in this presentation can be found in Codorus Valley Bancorp, Inc . ’s Quarterly Reports on Forms 10 - Q and its Annual Report on Form 10 - K, as filed with the Securities and Exchange Commission and available on the Corporation’s website at www . peoplesbanknet . com and on the Securities and Exchange Commission’s website at www . sec . gov . We include web addresses here as inactive textual references only . Information on these websites is not part of this presentation . Forward - looking statements in this presentation speak only as of the date of this presentation and Codorus Valley Bancorp, Inc . makes no commitment to revise or update such statements to reflect changes that occur after the date the forward - looking statement was made .

4_02026021 Executive Summary

About Codorus Valley Bancorp, Inc.

Overview

- Codorus Valley Bancorp, Inc. ("Codorus Valley", "CVLY", or the "Company"), is the bank holding company for PeoplesBank, A Codorus Valley Company ("PeoplesBank" or the "Bank"). Codorus Valley's common stock is listed on the NASDAQ Global Market under the symbol CVLY and the Company is an SEC filer.
- Founded in 1864 in Glen Rock, Pennsylvania, PeoplesBank is the largest independent bank headquartered in York, Pennsylvania. Codorus Valley was established in 1987 as the Bank's holding company.
- PeoplesBank offers a full range of banking, wealth management, and mortgage services to both small and mid sized businesses and consumers through a branch network of financial centers located in communities throughout south-central Pennsylvania and northern Maryland.
- The Company is strategically positioned in one of the fastest-growing regions along the East Coast, located near Baltimore, Harrisburg, Philadelphia, and Washington, D.C[1].
- Codorus Valley seeks to focus on establishing long-term client relationships, adherence to prudent credit and risk management standards, and the development of attractive non-interest income streams through complementary business lines.

Recent Accolades

Named one of the Top 200 Community Banks in the United States by American Banker Magazine in 2019

Voted "Best Bank in York County" by readers of the York Sunday News in 2016, 2017, 2018 and 2019



Financial Highlights (3Q20)

Headquarters:	York, PA	**Bank Founded:**	1864
Total Assets:	$2.1 billion	**Wealth Mgmt Assets Under Management:**	$944 million
Gross Loans:	$1.6 billion	**LTM Pre-Tax, Pre-Provision Income:**	$24.3 million
Total Deposits:	$1.8 billion	**LTM NIM**	3.28%

1) Based on United States Census Bureau data.

5

Attractive Footprint, Market Share

CODORUS VALLEY BANCORP, INC.

PeoplesBank Deposits by City: 6/30/2020	
City	Total Deposits ($000s)
York	$597,027
Hanover	199,867
Red Lion	123,600
Baltimore	110,209
Hunt Valley	107,013
Jacobus	101,144
Bel Air	86,015
Stewartstown	85,727
Lancaster	78,488
Brogue	61,698


Harrisburg
CUMBERLAND COUNTY
FRANKLIN COUNTY
ADAMS COUNTY
Chambersburg
YORK COUNTY
Lancaster
FREDERICK COUNTY
Frederick
Elkton
CECIL COUNTY

Market Notes

- 26 PeoplesBank full-service financial center locations across Pennsylvania and Maryland, and 7 limited-service facilities in Pennsylvania. As measured by deposits, PeoplesBank holds the 2nd market position in York, PA, with a 15.2% market share (out of 13 banks that report deposit data) for that market.
- Located in growing regions of the East Coast, situated within a short drive to Harrisburg, Philadelphia, Baltimore, and Washington D.C.
- The south-central Pennsylvania and northern Maryland markets are home to a diverse mix of businesses and industries, including major manufacturing, health-care, higher education, government, and retail services, with a highly-educated workforce and household income that is greater than state and national averages.[1]

Source: S&P Global Market Intelligence.
1) Based on United States Census Bureau data.

6

Wealth Management Platform

CODORUS VALLEY BANCORP, INC.

Wealth Management

- PeoplesBank provides a full spectrum of wealth management solutions and services:
  - Investment management, trust administration, IRAs, estate settlement, custodial accounts, financial and estate planning, powers of attorney, brokerage, bill paying, 1031 exchanges, and enhanced 1099 reporting.
- The Bank's wealth management platform includes:
  - Codorus Valley Financial Advisors, Inc. (d/b/a PeoplesWealth Advisors), a subsidiary of the Bank.
  - PeoplesBank Wealth Management, a division of the Bank.
- PeoplesBank's wealth management group was recognized as a top performer by Pohl Consulting, a national consulting firm, in the firm's 2019 TrustCompare report.
  - Measured overall performance of over 100 trust advisory firms nationally across a wide range of criteria.
  - The group qualified as top performer based on five-year averages in both growth and profitability.
- The Bank offers certain securities and advisory services as well as insurance products through LPL Financial, Inc. an unaffiliated registered investment advisor and broker-dealer (member FINRA/SIPC).

Assets Under Management ($000s)



3-year CAGR: 16.9%
231,00
332,00
309,00
402,00
331,00
394,00
398,00
502,00
402,00
542,00
12/31/2016
12/31/2017
12/31/2018
12/31/2019
9/30/2020
PeoplesWealth Advisors
Trust and Investment Management

Highlights

- Customized services tailored for clients based on goals and priorities of accumulation, protection, and conservation.
- Fees are aligned with clients' interests based on the value of assets under management levels rather than trading activity.
- Portfolio managers are all members of the Company's Investment Strategy Committee.

PeoplesWealth ADVISORS

PeoplesBank WEALTH MANAGEMENT

Source: Company filings and website

7

Mortgage Business

Mortgage Operations

- The Bank has a growing mortgage business that is a meaningful contributor to non-interest income.
  - Approximately 17% of last-twelve-months ended 9/30/2020 non-interest income.
  - Attractive borrower interest rates combined with a strong home buying market positively impacted the Bank's mortgage business year-to-date.
  - In addition, relatively recent additions to the Bank's mortgage leadership team have contributed to favorable results.
- Year-to-date 9/30/2020, the Bank originated and closed over 500 mortgages totaling approximately $120 million.
  - Approximately 55% self-sourced and 45% referrals.
  - Approximately 35% purchase or construction to permanent and 65% refinance.
  - Approximately 22% held for investment and 78% held for sale.
- The Bank plans to continue investing in the growth of its mortgage operations, including expanding its network of loan officers within its financial centers, LPOs, and other locations.

Mortgage Originations ($000s)

3Q20 QoQ Growth: 31.6%



$18,634
$43,921
$57,784
1Q20
2Q20
3Q20

Gain on Sale of HFS Loans ($000s)

3-year CAGR: 7.5%



$2,500
$2,000
$1,500
$1,000
$500
$0
$970
$1,039
$905
$910
$2,439
2016
2017
2018
2019
3Q20 LTM
Mortgage Loans

Source: S&P Global Market Intelligence, Company Filings.

8

Investment Highlights Strong, consistent growth and core profitability with demonstrated organic growth and proven ability to execute acquisitions 150+ year market presence with a continued commitment to community banking Strategic geographic positioning, with compelling opportunities in an economically strong and demographically diverse market Growing wealth management and mortgage platforms that provide attractive non - interest income streams Loan portfolio generates a solid net interest margin Experienced Leadership team 1 5 4 2 3 6 9

Experienced Leadership Team

CODORUS VALLEY BANCORP, INC.

	Executive	Years with PeoplesBank	Years in Banking	Biography
	Larry J. Miller *Chairman, President, & CEO, and Director*	49	49	• Mr. Miller has served as a Director, President and Chief Executive Officer of the Company since 1986. • He previously served as Chief Executive Officer of the Bank from 1981 to 2016. • He was named Chairman of both the Company and the Bank in 2015.
	Craig L. Kauffman *Executive Vice President, Chief Operating Officer, and Director*	3	36	• Mr. Kauffman has served as Director, Chief Executive Officer and President of PeoplesBank since August 2018 and Director of the Company since September 2019. • Served as Regional President of BB&T Bank, and prior to that held various executive positions with Susquehanna Bank, PNC Bank, and Sterling Financial Corporation.
	Diane E. Baker, CPA *Vice President*	26	26	• Ms. Baker currently serves as Executive Vice President, Chief Operations and Risk Officer at the Bank.
	Timothy J. Nieman, Esq. *Secretary & General Counsel*	3	28	• Mr. Nieman has served as General Counsel of the Bank and Secretary of the Company since January 2018. He has 28 years of legal experience. • He was most recently a Partner in the Harrisburg law firm, Rhoads & Sinon LLP.
	Larry D. Pickett, CPA *Treasurer*	3	34	• Mr. Pickett has served as Chief Financial Officer of the Bank and Treasurer of the Company since August 2018. • Most recently, he was employed by Bay Bank in Columbia, Maryland as Executive Vice President and Chief Financial Officer. Prior to that, he held similar roles at Susquehanna Bank and Fairfax Savings.

10

COVID - 19 Response Employees Facilities Customers and Credit • As of 9 / 30 , PeoplesBank has processed approximately 1 , 329 PPP loans, totaling $ 181 . 9 million . • A significant majority of these loans ( 83% ) supported small businesses, with most loans below $ 150 , 000 . • PeoplesBank offered several free PPP Forgiveness webinars in 3 Q 20 , tailored specifically for PPP borrowers and to provide an overview of the PPP forgiveness process . • Due to the COVID - 19 pandemic, approximately 40 % of the Company’s employees currently continue to work from home . • A phased approach and comprehensive plan to safely return employees who are still working remotely has been developed and will be implemented as the number of COVID - 19 cases decline . • A detailed protocol for safeguarding the safety of employees and clients has been followed, including notifying any clients who may have encountered an employee who has tested positive . • By late September, the final five financial center lobbies re - opened . All financial centers are now operating with normal drive - thru hours and modified lobby hours . Additional lobby protocols, including the use of a lobby manager to screen and limit the number of clients within the lobby, continue . • All retirement community office lobbies also remain open by appointment only with several modifications to ensure the safety of clients and associates . Three loan production offices remain closed . 11

4_02026021 Financial Overview

Overview of 3Q20 Results Notes • Third quarter earnings of $ 3 . 6 million ( $ 0 . 37 /share) were adversely affected by an increase in the provision for loan and lease losses associated with the COVID - 19 pandemic, as well as a lower net interest margin due to actions earlier this year by the Federal Reserve to lower the Federal Funds Rate . • Net interest income for the three months ended September 30 , 2020 was $ 14 . 9 million, 6 . 4 % lower compared to $ 16 . 0 million for the same period in 2019 . • The increased provision expense was attributed primarily to the partial charge off arising from four distinct commercial lending relationships . Additionally, Management elected to increase the qualitative factors for certain loan segments in the allowance for loan loss analysis due to changes in the external environment created by COVID - 19 , which resulted in additional provision for loan losses in the quarter . • Non - interest income for 3 Q 20 was $ 4 . 2 million, a 22 % increase over 3 Q 19 , predominately due to higher volumes of mortgages which were sold to the secondary market after origination . • Noninterest expense for 3 Q 20 was $ 12 . 6 million , a decrease of 1 . 7 % compared the same period in 2019 . Historical Income Historical Balance Sheet Quarter Ended ($ in 000s) 1Q20 2Q20 3Q20 Cash & Securities $360,947 $377,669 $441,898 Gross Loans 1,487,519 1,618,663 1,588,828 Loan Loss Reserve (22,838) (21,038) (20,909) Goodwill & Intangibles 2,533 2,532 2,531 Other Assets 93,798 93,179 96,623 Total Assets 1,921,959 2,071,005 2,108,971 Deposits 1,639,347 1,807,642 1,845,873 Borrowings 81,010 58,920 58,591 Other Liabilities 12,006 12,608 10,246 Total Liabilities 1,732,363 1,879,170 1,914,710 Shareholders' Equity 189,596 191,835 194,261 Source: S&P Global Market Intelligence, Company Filings. 1) Elevated provision expense in 1Q20 related to one credit that had a $7.5 million provision expense associated with it. 13 Quarter Ended YTD ($ in 000s) 1Q20 2Q20 3Q20 3Q20 Interest Income $20,189 $18,838 $18,411 $57,438 Interest Expense 4,822 3,938 3,430 12,190 Net Interest Income 15,367 14,900 14,981 45,248 Provision for Loan Losses 1 9,435 2,550 1,930 13,915 0 Non-Interest Income 3,423 3,535 4,244 11,202 Non-Interest Expense 13,319 12,130 12,629 38,078 0 Income before Taxes (3,964) 3,755 4,666 4,457 Income Taxes (975) 705 1,042 772 Net Income (2,989) 3,050 3,624 3,685 Key Metrics Diluted Earnings Per Share ($0.31) $0.31 $0.37 $0.38 Return on Average Assets (0.63%) 0.59% 0.70% 0.24% Return on Average Equity (6.15%) 6.37% 7.47% 2.54% Net Interest Margin 3.44% 3.07% 3.01% 3.17% Efficiency Ratio 70.42% 65.52% 65.27% 67.07%

Balance Sheet Highlights Total Assets ($000s) Total Gross Loans ($000s) Total Deposits ($000s) Tangible Common Equity ($000s) Source: S&P Global Market Intelligence, Company Filings. 14 $1,611,587 $1,709,205 $1,807,480 $1,886,545 $2,108,971 12/31/2016 12/31/2017 12/31/2018 12/31/2019 9/30/2020 $1,264,177 $1,384,507 $1,495,280 $1,590,564 $1,845,873 12/31/2016 12/31/2017 12/31/2018 12/31/2019 9/30/2020 3 - year CAGR: 5.4% 3Q20 YoY Growth: 12.8% 3 - year CAGR: 8.0% 3Q20 YoY Growth: 18.3% $1,274,456 $1,403,803 $1,489,402 $1,508,598 $1,588,828 12/31/2016 12/31/2017 12/31/2018 12/31/2019 9/30/2020 3 - year CAGR: 5.8% 3Q20 YoY Growth: 6.3% $152,630 $161,898 $176,113 $188,621 $191,952 12/31/2016 12/31/2017 12/31/2018 12/31/2019 9/30/2020 3 - year CAGR: 7.3% 3Q20 YoY Growth: 2.7%

Earnings Highlights 1 Pre - Tax Pre Provision Income ($000s) Net Interest Income ($000s) Non - Interest Income ($000s) Net Income ($000s) Source: S&P Global Market Intelligence, Company Filings. 1) LTM reflects data for the last twelve months. $13,086 $12,004 $19,542 $18,647 $8,179 2016 2017 2018 2019 3Q20 LTM $53,581 $59,547 $63,920 $63,939 $61,400 2016 2017 2018 2019 3Q20 LTM $10,030 $11,522 $13,314 $13,912 $14,776 2016 2017 2018 2019 3Q20 LTM $21,988 $26,083 $27,424 $26,122 $24,285 2016 2017 2018 2019 3Q20 LTM 15

Non-Interest Income

CODORUS VALLEY BANCORP, INC.

Notes

- Diversified sources of non-interest income enhance earnings.
- A growing wealth management platform generates a variety of trust and investment management fees.
- The Bank's mortgage business continues to expand and contribute to non-interest income.
  - ➢ Flexibility to retain or sell mortgages originated based on rate environment, market conditions, and liquidity / capital priorities.
- Consistent deposit related fees on an attractive base of core deposits.

Non-Interest Income[1] ($000s)



15.82%
16.23%
17.24%
17.88%
19.40%
$10,030
$11,522
$13,314
$13,912
$14,776
2016
2017
2018
2019
3Q20 LTM
Non-Interest Income
Non-Int. Income / Op. Rev

Non-Interest Income Composition



0.6%
7.1%
7.6%
29.3%
19.1%
26.2%
Service Charges on Deposits
Trust Revenues
Gain on Sales of Loans
Other Income
BOLI Revenues
Income from Mutual Fund, Annuity and Insurance Sales
Gain (Loss) on Sales of Securities

Source: S&P Global Market Intelligence, Company Filings.
1) LTM reflects data for the last twelve months.

16

Net Interest Margin

Notes

- The low interest rate environment has led to a reduction in the Company's net interest income and negatively impacted the Company's net interest margin; however, there are some mitigating factors.
- While loan yields have declined, so has the cost of the Company's interest-bearing deposits.
- The continued roll-off of comparatively higher rate CD's should continue to reduce the Company's cost of deposits.
- In the coming months, the Company's net interest margin should also be positively impacted by the accretion of capitalized, deferred PPP loan origination fees into interest income.

Yields and Costs



4.93%
4.90%
5.17%
5.30%
4.78%
4.51%
4.53%
4.82%
4.88%
4.20%
0.67%
0.66%
0.74%
0.73%
1.15%
1.04%
1.47%
1.30%
1.14%
0.98%
2016
2017
2018
2019
3Q20 LTM
Yield on Loans
Yield on Interest Earning Assets
Interest Bearing Deposit
Cost of Funds

Net Interest Income and NIM[1] ($000s)



3.89%
3.84%
3.84%
3.66%
3.28%
$53,581
$59,547
$63,920
$63,939
$61,400
2016
2017
2018
2019
3Q20 LTM
Net Interest Income
Net Interest Margin

Source: S&P Global Market Intelligence, Company Filings.
1) LTM reflects data for the last twelve months.

17

Loan Portfolio Summary • $ 1 . 6 billion loan portfolio comprised of C&I, Business Banking, and CRE loans . • Focus on small - to - mid sized businesses which provide ease of access to business services and personal relationships . • Historically, the Bank’s loan portfolio was centered around York County ; however, as the Bank has expanded, loan volumes have been growing in the adjacent Pennsylvania counties of Lancaster and Cumberland as well as the Baltimore / northern Maryland area . • Continue to focus on disciplined underwriting, pricing, and credit quality standards . • 61 % of loans are fixed rate, 28 . 8 % are tied to prime, and 10 . 2 % are tied to LIBOR . • Average loan size of $ 208 , 419 . Loans by Type – 9/30/2020 Loans by Geography – 9/30/2020 Notes Source: S&P Global Market Intelligence, Company Filings. 28.1% 24.2% 10.4% 7.8% 7.2% 6.2% 6.1% 5.0% 5.0% Investor Real Estate Other Commercial Loans Builder & Developer Consumer & Home Equity Wholesale & Retail Residential Real Estate Manufacturing Hotel & Motel Agricultural 18

COVID - 19 Loan Update 1 • Began receiving PPP applications in 2 Q 20 . • The Bank funded all PPP loans from internal cash and did not need to apply for any Federal Reserve PPP Lending Facility . PPP Highlights (9/30/2020) Over 1,300 Applications Processed ~$182 million PPP Loans Funded 1 $136,000 Average Loan Balance Paycheck Protection Program (PPP) PPP Loans by Industry 23.0% 15.1% 13.4% 12.2% 11.0% 6.0% 5.7% 2.7% 2.5% 2.3% Professional Services Builder / Developer Manufacturer Service Retail / Wholesale Restaurant & Bars Health Services Auto Retailer Transportation Public Administration Rest of Portfolio 84% Early Impact Industries 16% Early Impact Industries » Restaurant & Bar: 6.0% » Health Services: 5.7% » Recreation: 2.2% » Religious Organizations: 1.7% » Hotel/Motel: 0.7% 19 1) As of 11/12/2020, PeoplesBank has received forgiveness payments from the SBA on 187 loans totaling ~$25.1 million. As a result, deferred fee income in the amount of ~$716,000 has been recognized. . Sensitive Industry Exposure

Loan Deferral Update • $ 23 . 7 million to the hotel/motel industry ( 25 . 4 % of total deferrals) • $ 23 . 3 million to the transportation industry ( 25 . 0 % of total) • $ 13 . 5 million to the recreation industry ( 14 . 5 % of total) ~$93.2 million Deferrals Approved Loan Deferral Notes (9/30/2020) 20 Deferral Information (9/30/2020) # of Loans $000s % Hotel / Motel 10 $23,700 25.4% Transportation 4 14,641 15.7% Recreation 9 13,479 14.5% Commercial Real Estate 16 10,853 11.7% Self-Storage 2 8,659 9.3% Service 5 7,336 7.9% Restaurant 17 6,235 6.7% Builder / Developer 4 3,121 3.4% Agriculture 3 1,831 2.0% Residential Real Estate 9 1,738 1.9% Finance 8 1,302 1.4% Retail / Wholesale 1 259 0.3% Total 88 $93,156 100.0%

Non - Performing Asset Summary ($000s) 12/31/2016 12/31/2017 12/31/2018 12/31/2019 9/30/2020 YTD 1 Non - Accrual Loans Foreclosed Real Estate, net 90 - Days Past Due Total Non - Performing Assets $3,114 2,705 733 $6,552 $5,052 216 76 $5,344 $20,988 1,755 2,128 $24,871 $24,750 797 280 $25,827 $18,507 0 1,782 $20,289 NPA Ratio 0.51% 0.38% 1.67% 1.66% 1.29% Loan Loss Reserve $14,992 $16,689 $19,144 $21,066 $20,909 ALLL Ratio 1.18% 1.19% 1.29% 1.40% 1.33% Net Charge - Off Ratio Adj. Net Charge - Off Ratio 0.06% 0.18% 0.02% 0.04% 1.20% 0.56% 2 1) Unaudited. 2) Reflects expected loss from one borrower recognized in 1Q20 and has since been fully written off. 21

Allowance for Loan Losses ALLL (%) and Gross Loans ($000s) Provision / Charge Offs (x) 1 Source: S&P Global Market Intelligence and Company Filings. 1) Reflects expected loss from one borrower recognized in 1Q20. 22 $1,274,456 $1,403,803 $1,489,402 $1,508,598 $1,588,828 1.2% 1.2% 1.3% 1.4% 1.3% 1.1% 1.1% 1.2% 1.2% 1.3% 1.3% 1.4% 1.4% 1.5% $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 12/31/2016 12/31/2017 12/31/2018 12/31/2019 9/30/2020 • The Company’s allowance for loan losses was 1 . 3 % of gross loans as of September 30 , 2020 . » Excluding $ 181 . 9 million in PPP loans, the allowance for loan losses totaled 1 . 4 % of gross loans . • Reserve levels reflect the expectation of continued economic uncertainty . • Codorus has conservatively classified commercial loans and has made proactive efforts to identify and mitigate any problem credits . Notes 4.2x 1.7x 11.0x 4.6x 11.9x 0.6x 0.9x 12/31/2016 12/31/2017 12/31/2018 12/31/2019 3/31/2020 6/30/2020 9/30/2020

Investment Portfolio Summary Notes • Total investments (excluding cash & cash equivalents) of approximately $198 million at 3Q20. • The portfolio is conservatively managed, with a heavy weighting towards investment grade instruments to preserve capital and provide consistent interest payments. • Tax - equivalent yield of 1.93%, with an average portfolio life of 3.0 years. Source: S&P Global Market Intelligence and Company Filings. Investment Portfolio – 9/30/2020 59.1% 25.3% 10.7% 2.5% 2.3% US Agency MBS US Agencies State & Municipal US Treasuries Corporate 23 As of and for the year ending December 31 Year-to-Date ($000s) 12/31/2016 12/31/2017 12/31/2018 12/31/2019 9/30/2020 US Agency MBS $91,761 $75,175 $74,555 $108,155 $116,936 US Agencies 25,086 17,303 15,063 14,923 49,996 State & Municipal 63,955 52,042 40,972 26,644 21,224 US Treasuries 13,937 14,071 19,003 9,953 5,021 Corporate 0 0 0 0 4,619 Tax-Equivalent Yield 2.6% 2.5% 2.5% 2.6% 2.3%

Liability and Deposit Composition Liability Composition ($000s) Deposit Composition ($000s) Source: S&P Global Market Intelligence and Company Filings. • Deposit mix reflects the Company’s relationship - based business model . • The Company had core deposits of $ 1 . 3 billion at 9 / 30 / 2020 . » Core deposits represented 70 % of total deposits, signaling strength in the markets it operates in . • Top 20 deposit relationships only comprise 12 % of total deposits as of September 30 , 2020 . • Non - interest bearing deposits totaled $ 404 million at 3 Q 20 and represented approximately 22 % of total deposits of $ 1 . 8 billion . • Cost of deposits for LTM 3 Q 20 was 0 . 92% . Notes 24 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 12/31/2016 12/31/2017 12/31/2018 12/31/2019 9/30/2020 Interest-Bearing Deposits Non-Interest Bearing Deposits Borrowings Other Liabilities $0 $500,000 $1,000,000 $1,500,000 $2,000,000 12/31/2016 12/31/2017 12/31/2018 12/31/2019 9/30/2020 Money Market Time Non-Interest Bearing Demand Interest-Bearing Demand Savings

CD Repricing Opportunities Source: Company Filings. Certificate of Deposit Repricing Timeline ($000s): Remaining Months Until Maturity • Approximately 64.4% of CDs will reprice within the next 12 months. » This repricing will help benefit the Bank’s cost of deposits in the low interest - rate environment. • The total weighted - average rate on certificate of deposits is 1.74%. • Average rates based on maturity date as are follows: » Maturing within the next 3 months: 2.12% » Maturing within 3 to 12 months: 1.65% » Maturing between 1 and 5 years: 1.67% $98,169 $256,022 $195,534 $435 < 3 Months 3 - 12 Months 1 - 5 Years > 5 Years 25

4_02026021 Capital Overview

Capital Structure $17,780 $194,064 Common Equity Tier 1 Allowance for Loan Losses CET 1 Ratio: 13.67% Tier 1 Ratio: 13.67% Total Capital Ratio: 14.93% Leverage Ratio: 9.35% Bank Level Capital Summary ($000s) – 9/30/2020 Source: S&P Global Market Intelligence, Company Filings. 27

Capital Ratios – Bank Level Common Equity Tier 1 Ratio Total Capital Ratio Leverage Ratio CRE / Total Risk Based Capital Source: S&P Global Market Intelligence, Company Filings. 28 12.4% 12.0% 12.6% 12.9% 13.7% 13/21/2016 12/31/2017 12/31/2018 12/31/2019 9/30/2020 13.5% 13.2% 13.8% 14.1% 14.9% 13/21/2016 12/31/2017 12/31/2018 12/31/2019 9/30/2020 10.5% 10.1% 10.3% 10.4% 9.4% 13/21/2016 12/31/2017 12/31/2018 12/31/2019 9/30/2020 301.7% 286.3% 268.8% 259.7% 254.4% 13/21/2016 12/31/2017 12/31/2018 12/31/2019 9/30/2020

4_02026021 Appendix

Non - GAAP Disclosure Tangible common equity and tangible book value per common share are non - GAAP financial measures calculated using GAAP figures . Tangible common equity is calculated by excluding the balance of goodwill and intangibles from stockholder's equity . Tangible book value per share is calculated by dividing tangible common equity by the number of common shares outstanding . The Company has presented these non - GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s financial condition and results of operations) . Because not all companies use the same calculations for tangible common equity, this presentation may not be comparable to other similarly titled measures calculated by other companies . These non - GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Company encourages a review of its consolidated financial statements in their entirety . Following are reconciliations of these non - GAAP financial measures to the most directly comparable GAAP measure . Tangible Common Equity 30 As of and for the year ending December 31, Year-to-Date Dollars in thousands, except per share data 2016 2017 2018 2019 3Q20 Common Equity $154,957 $164,219 $178,746 $191,168 $194,261 Intangibles 2,327 2,321 2,633 2,547 2,309 Tangible Common Equity $152,630 $161,898 $176,113 $188,621 $191,952 Common Shares Outstanding 9,755,159 9,818,922 9,924,124 9,755,976 9,795,000 Book Value per Common Share $15.88 $16.72 $18.01 $19.59 $19.83 Tangible Book Value per Common Share $15.65 $16.49 $17.75 $19.33 $19.60

Non - GAAP Disclosure Pre - Tax Pre Provision Income Pre - Tax Pre - Provision Income measures net income or loss and excludes the effects of income taxes and the bank’s provision for loan losses, dividends on any preferred stock, and any impairment charges . 31 As of and for the year ending December 31 Year-to-Date LTM Dollars in thousands, except per share data 2016 2017 2018 2019 3Q20 3Q20 Net Income $13,086 $12,004 $19,542 $18,647 $3,685 $8,179 Income Taxes 5,886 9,904 5,182 5,025 772 1,991 Loan Loss Provision 3,000 4,175 2,700 2,450 13,915 14,115 Dividends on Preferred Stock 16 0 0 0 0 0 Pre-Tax Pre Provision Income $21,988 $26,083 $27,424 $26,122 $18,372 $24,285